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                                AMENDMENT NO. 13

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

     The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective July 18, 2005, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the merger of AIM Balanced Fund, AIM Core Stock Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Health Sciences Fund, AIM Libra Fund, AIM Mid Cap Stock Fund and AIM Total Return Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

     All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

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                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

     The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

AIM EQUITY FUNDS

                                 Maximum
                                  Asset
                                  Based    Maximum    Maximum
                                  Sales    Service   Aggregate
Portfolios                       Charge      Fee        Fee
----------                       -------   -------   ---------
AIM Aggressive Growth Fund        0.75%     0.25%      1.00%
AIM Blue Chip Fund                0.75%     0.25%      1.00%
AIM Capital Development Fund      0.75%     0.25%      1.00%
AIM Charter Fund                  0.75%     0.25%      1.00%
AIM Constellation Fund            0.75%     0.25%      1.00%
AIM Diversified Dividend Fund     0.75%     0.25%      1.00%
AIM Large Cap Basic Value Fund    0.75%     0.25%      1.00%
AIM Large Cap Growth Fund         0.75%     0.25%      1.00%
AIM Mid Cap Growth Fund           0.75%     0.25%      1.00%
AIM Select Basic Value Fund       0.75%     0.25%      1.00%
AIM Weingarten Fund               0.75%     0.25%      1.00%

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AIM FUNDS GROUP

                                       Maximum
                                        Asset
                                        Based    Maximum    Maximum
                                        Sales    Service   Aggregate
Portfolios                             Charge      Fee        Fee
----------                             -------   -------   ---------
AIM Basic Balanced Fund                 0.75%     0.25%      1.00%
AIM European Small Company Fund         0.75%     0.25%      1.00%
AIM Global Value Fund                   0.75%     0.25%      1.00%
AIM International Small Company Fund    0.75%     0.25%      1.00%
AIM Mid Cap Basic Value Fund            0.75%     0.25%      1.00%
AIM Premier Equity Fund                 0.75%     0.25%      1.00%
AIM Select Equity Fund                  0.75%     0.25%      1.00%
AIM Small Cap Equity Fund               0.75%     0.25%      1.00%

AIM GROWTH SERIES

                                              Maximum
                                               Asset
                                               Based    Maximum    Maximum
                                               Sales    Service   Aggregate
Portfolios                                    Charge      Fee        Fee
----------                                    -------   -------   ---------
AIM Basic Value Fund                           0.75%     0.25%      1.00%
AIM Conservative Allocation Fund               0.75%     0.25%      1.00%
AIM Global Equity Fund                         0.75%     0.25%      1.00%
AIM Growth Allocation Fund                     0.75%     0.25%      1.00%
AIM Mid Cap Core Equity Fund                   0.75%     0.25%      1.00%
AIM Moderate Allocation Fund                   0.75%     0.25%      1.00%
AIM Moderate Growth Allocation Fund            0.75%     0.25%      1.00%
AIM Moderately Conservative Allocation Fund    0.75%     0.25%      1.00%
AIM Small Cap Growth Fund                      0.75%     0.25%      1.00%

AIM INTERNATIONAL MUTUAL FUNDS

                                     Maximum
                                      Asset
                                      Based    Maximum    Maximum
                                      Sales    Service   Aggregate
Portfolios                           Charge      Fee        Fee
----------                           -------   -------   ---------
AIM Asia Pacific Growth Fund          0.75%     0.25%      1.00%
AIM European Growth Fund              0.75%     0.25%      1.00%
AIM Global Aggressive Growth Fund     0.75%     0.25%      1.00%
AIM Global Growth Fund                0.75%     0.25%      1.00%
AIM International Core Equity Fund    0.75%     0.25%      1.00%
AIM International Growth Fund         0.75%     0.25%      1.00%

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AIM INVESTMENT FUNDS

                                   Maximum
                                    Asset
                                    Based    Maximum    Maximum
                                    Sales    Service   Aggregate
Portfolios                         Charge      Fee        Fee
----------                         -------   -------   ---------
AIM Developing Markets Fund         0.75%     0.25%      1.00%
AIM Global Health Care Fund         0.75%     0.25%      1.00%
AIM Trimark Fund                    0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund           0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund    0.75%     0.25%      1.00%

AIM INVESTMENT SECURITIES FUNDS

                                   Maximum
                                    Asset
                                    Based    Maximum    Maximum
                                    Sales    Service   Aggregate
Portfolios                         Charge      Fee        Fee
----------                         -------   -------   ---------
AIM Global Real Estate Fund         0.75%     0.25%      1.00%
AIM High Yield Fund                 0.75%     0.25%      1.00%
AIM Income Fund                     0.75%     0.25%      1.00%
AIM Intermediate Government Fund    0.75%     0.25%      1.00%
AIM Money Market Fund               0.75%     0.25%      1.00%
AIM Municipal Bond Fund             0.75%     0.25%      1.00%
AIM Total Return Bond Fund          0.75%     0.25%      1.00%
AIM Real Estate Fund                0.75%     0.25%      1.00%

AIM SPECIAL OPPORTUNITIES FUNDS

                             Maximum
                              Asset
                              Based    Maximum    Maximum
                              Sales    Service   Aggregate
Portfolios                   Charge      Fee        Fee
----------                   -------   -------   ---------
AIM Opportunities I Fund      0.75%     0.25%      1.00%
AIM Opportunities II Fund     0.75%     0.25%      1.00%
AIM Opportunities III Fund    0.75%     0.25%      1.00%

AIM TAX-EXEMPT FUNDS

                                 Maximum
                                  Asset
                                  Based    Maximum    Maximum
                                  Sales    Service   Aggregate
Portfolio                        Charge      Fee        Fee
---------                        -------   -------   ---------
AIM High Income Municipal Fund    0.75%     0.25%      1.00%

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AIM COUNSELOR SERIES TRUST

                                     Maximum
                                      Asset
                                      Based    Maximum    Maximum
                                      Sales    Service   Aggregate
Portfolio                            Charge      Fee        Fee
---------                            -------   -------   ---------
AIM Advantage Health Sciences Fund    0.75%     0.25%      1.00%
AIM Multi-Sector Fund                 0.75%     0.25%      1.00%

AIM SECTOR FUNDS

                                  Maximum
                                   Asset
                                   Based    Maximum    Maximum
                                   Sales    Service   Aggregate
Portfolio                         Charge      Fee        Fee
---------                         -------   -------   ---------
AIM Energy Fund                    0.75%     0.25%      1.00%
AIM Financial Services Fund        0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund    0.75%     0.25%      1.00%
AIM Leisure Fund                   0.75%     0.25%      1.00%
AIM Technology Fund                0.75%     0.25%      1.00%
AIM Utilities Fund                 0.75%     0.25%      1.00%

AIM STOCK FUNDS

                                Maximum
                                 Asset
                                 Based    Maximum    Maximum
                                 Sales    Service   Aggregate
Portfolio                       Charge      Fee        Fee
---------                       -------   -------   ---------
AIM Dynamics Fund                0.75%     0.25%      1.00%
AIM Small Company Growth Fund    0.75%     0.25%      1.00%"

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